ORDER NO.                                                           97-435339
ESCROW NO.                           -------------------------------------------
LOAN NO.                                RECORDED/FILED IN OFFICIAL RECORDS
                                                  RECORDER'S OFFICE
WHEN RECORDED MAIL TO:                           LOS ANGELES COUNTY
                                                     CALIFORNIA
AU ZONE INVESTMENTS # 2, L.P.
5657 E. WASHINGTON BL.                   4:41 PM       MAR    21    1997
LOS ANGELES, CA    90040
                                     -------------------------------------------
--------------------------------------------------------------------------------
DOCUMENTARY TRANSFER TAX $4,400.00      SPACE ABOVE THIS LINE FOR RECORDER'S USE
                         ---------
 X   Computed on the consideration or
---  value of property conveyed, OR          THE UNDERSIGNED GRANTOR
---  Computed on the consideration or   ----------------------------------------
     value less liens or encumbrances   Signature of Declarant or Agent
     remaining at time of sale.         determining tax - Firm Name

--------------------------------------------------------------------------------

                                      GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

The Hawaiian Gardens Redevelopment Agency

hereby GRANT(S) to

Au Zone Investments #2, L.P., a California Limited Partnership

the real property in the City of     Hawaiian Gardens
County of Los Angeles                        , State of California, described as

See Exhibit "A" attached hereto and made a part hereof

Dated   March 11, 1997                   The Hawaiian Gardens
     -----------------                   Redevelopment Agency
                                         --------------------------------------

STATE OF CALIFORNIA       )
                          )    ss.       By:  /s/  Lupe A. Cabrera
                                          --------------------------------------
COUNTY OF Los Angeles     )                   Lupe A. Cabrera
          ----------------                    Chairman


On  March 20, 1997  before  me,
   ----------------            ------
--------------------------------------
personally appeared Lupe A. Cabrera                    ROSITA FLORES
                    ------------------              Commission #1066184
--------------------------------------        Notary Public -- California
                                                    Los Angeles County
personally known to me to be the person(s)    My Comm. Expires Jul. 26, 1999
whose name(s) is/are subscribed to the
within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature  /s/ Rosita Flores             (This area for official notarial seal)
         -----------------------------


MAIL TAX STATEMENTS TO:
         same as above

                                     EXHIBIT "A"

PARCEL A:

PARCELS 2 TO 6 OF PARCEL MAP NO.19227, IN THE CITY OF HAWAIIAN GARDENS, AS PER MAP FILED IN BOOK 225 PAGES 80 TO 82 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION WITHIN THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 4 SOUTH, RANGE 11 WEST, SAN BERNARDINO MERIDIAN, ONE-SIXTH (1/6TH) OF ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM THE BANK OF AMERICAN NATIONAL TRUST AND SAVINGS ASSOCIATION, RECORDED JANUARY 27, 1938 IN BOOK 15545 PAGE 202 OFFICIAL RECORDS.

ALSO EXCEPT ONE-THIRD OF ALL OIL AND MINERAL RIGHTS AS RESERVED BY ABRAM VAN AALST AND ALICE M. VAN AALST, IN DEED DATED MARCH 6, 1947 AND RECORDED IN
BOOK 24416 PAGE 146 OFFICIAL RECORDS, IN AND TO THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 4 SOUTH, RANGE 11 WEST, IN THE RANCHO LOS COYOTES, AS PER MAP RECORDED IN BOOK 7425 PAGES 20 AND 21 OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHERLY LINE OF CARSON STREET, 100 FEET WIDE AS SHOWN ON COUNTY SURVEYOR'S MAP NO. B-1259 ON FILE IN THE OFFICE OF THE COUNTY SURVEYOR OF SAID COUNTY, WITH THE WESTERLY LINE OF TRACT 5206, AS PER MAP RECORDED IN BOOK 100 PAGE 27 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE ALONG SAID NORTHERLY LINE OF CARSON STREET, SOUTH 89DEG.
54' 37" WEST 88.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 00DEG. 15' 20" WEST 170.00 FEET; THENCE SOUTH 89DEG. 54' 37" WEST 64.00 FEET; THENCE SOUTH 00DEG. 15' 20" EAST 170.00 FEET TO SAID NORTHERLY LINE OF CARSON STREET; THENCE NORTH 89DEG. 54' 37" EAST 64.00 FEET TO THE TRUE POINT OF BEGINNING.


PARCEL B:

NON-EXCLUSIVE EASEMENTS FOR (I) ACCESS, INGRESS AND EGRESS, BY PEDESTRIAN AND VEHICULAR TRAFFIC, TO, FROM AND BETWEEN PARCEL A AND ANY PUBLIC OR PRIVATE THOROUGHFARES ADJACENT TO PARCEL B, OVER AND UPON THE PARKING AREAS, SIDEWALKS, WALKWAYS AND ROADWAYS, INCLUDING ALL INTERIOR CIRCULATION ROADWAYS, IF ANY, CONSTITUTING PARCEL B AND (II) TO PARK AUTOMOBILE AND OTHER VEHICLES IN AND ON ALL SPACE LOCATED ON PARCEL B DESIGNATED TO ACCOMMODATE THE PARKING OF AUTOMOBILES AND OTHER VEHICLES SET FORTH AND DEFINED IN A DOCUMENT ENTITLED "RECIPROCAL EASEMENT AGREEMENT AND COVENANTS," RECORDED ON JANUARY 22, 1988 AS INSTRUMENT NO. 88-91994, OVER THOSE PORTIONS OF LAND THEREIN DESCRIBED AND AS AMENDED BY "AMENDMENT NO. 1 TO RECIPROCAL EASEMENT AGREEMENT AND COVENANTS," RECORDED ON MAY 16, 1988 AS INSTRUMENT NO. 88-780511, AND AS AMENDED BY "AMENDMENT NO. 2 TO RECIPROCAL EASEMENT AGREEMENT AND COVENANTS" RECORDED ON JANUARY 24, 1989 AS INSTRUMENT NO. 89-120197.